                                   SUPPLEMENT
                            DATED DECEMBER 17 TO THE
                        PROSPECTUS DATED APRIL 30, 2001

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND

The following revises and supersedes,as applicable, the information contained in the Prospectus of the Salomon Brothers Variable Investment Series Funds. Defined Terms have the same meaning as set forth in the Prospectus.

On or about December 17, 2001, allocation decisions for the Salomon Brothers Variable Small Cap Growth Fund will no longer be made by an investment team leader, but will instead be made by the investment team.

FD02457